AMENDMENT NO 1. TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER ("Amendment") is made and entered into as of this 28th day of December, 2004 by and among Mobilepro Corp., a Delaware corporation (“Buyer”), Affinity Telecom, Inc., a Michigan corporation and a direct wholly owned subsidiary of Buyer (“Buyer Sub”), Christopher Laduke (“Laduke”), John Kopanakis (“Kopanakis”), and Jeremy Maynard (“Maynard”).

W I T N E S S E T H:

WHEREAS, Buyer, Buyer Sub, Laduke, Kopanakis and Maynard entered into that certain Agreement and Plan of Merger on July 30, 2004 (“Agreement”);

WHEREAS, since the date of Closing, certain disputes have arisen concerning the financial condition of Affinity Telecom, Inc. (“Financial Disputes”); and

WHEREAS, the parties mutually desire to amend certain provisions of the Agreement in order to settle the Financial Disputes.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Amendment No. 1. Paragraph 1.6(a) is hereby deleted in its entirety and replaced with the following language:

(a)        Each share of Company Stock (as defined in Section 2.2(a)) issued and outstanding immediately prior to the Effective Time shall be converted into and become the right to receive: (i) Twenty-Two and 33/100 Dollars ($12.7166) per share (for an aggregate cash consideration to the Stockholders of $763,000) (the "Cash Consideration") and (ii) 83.33 shares of Buyer’s restricted $0.001 par value common stock (collectively, the "Merger Consideration").

2.    Amendment No. 2. Paragraph 1.6(b) and Exhibit “A” are hereby deleted in their entirety.

3.    Amendment No. 3. Paragraph 1.6(c) is hereby deleted in its entirety.

4.    Amendment No. 4. Paragraph 1.6(d) and Exhibit “B” are hereby deleted in their entirety.

5.    Other Changes. It is understood and agreed by the parties hereto that all other provisions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

MOBILEPRO CORP.

By: /s/ Jay O. Wright
      Jay O. Wright, Chief Executive Officer

AFFINITY TELECOM, INC.

By: s /s/ Kevin Kuykendall
      Kevin D. Kuykendall, Chief Executive Officer

“Affinity”

JOHN KOPANAKIS

/s/ John Kopanakis

“Kopanakis”

CHRIS LADUKE

/s/ Chris Laduke

“LaDuke”

JEREMY MAYNARD

/s/ Jeremy Maynard

“Maynard”